Exhibit 99.1

                Buckeye Reports Fourth Quarter Results

    MEMPHIS, Tenn.--(BUSINESS WIRE)--Aug. 2, 2005--Buckeye Technologies Inc. (NYSE:BKI) today announced that it earned $8.7 million after tax ($0.23 per share) in the quarter ended June 30, 2005. The Company's results include a $5.5 million tax benefit ($0.15 per share) relating to the previously announced favorable tax ruling in connection with its investment in its discontinued facility at Cork, Ireland and $1.7 million after tax ($0.05 cents per share) in restructuring and impairment charges related to its previously announced plan to close the Glueckstadt, Germany cotton linter pulp plant at the end of calendar 2005.
    During the same quarter of the prior year the Company earned $1.4 million after tax ($0.04 cents per share) which included $2.0 million ($0.05 per share) after tax in restructuring and impairment charges primarily related to the closure of its facilities in Cork, Ireland and Lumberton, North Carolina.
    During fiscal year 2005, the Company earned $20.1 million after tax ($0.53 per share), including impairment, restructuring, financing costs, special asset sales, and the favorable tax ruling which netted to a profit increase of $0.3 million after tax. This compares to a loss of $38.2 million after tax ($1.03 per share) in fiscal year 2004 which included impairment, restructuring, and refinancing expenses of $36.6 million after tax ($0.99 per share).
    Net sales for the April-June quarter were $183.9 million, 9.5% above the $168.0 million achieved in the same quarter of the prior year. Net sales for fiscal 2005 were $712.8 million, 8.5% above the $656.9 million achieved in the prior year.
    Buckeye Chairman, David B. Ferraro, commented, "Fiscal year 2005 was a year of improvement and recovery for Buckeye. We made considerable progress in restoring the Company's profitability and strengthened our balance sheet although our financial results still fell short of where we would like them to be."
    Mr. Ferraro went on to say, "Cash flow in fiscal 2005 was particularly encouraging. Net cash provided by operating activities totaled $78.6 million, which enabled us to reduce the debt on our balance sheet by $67.1 million (from $604.0 million to $536.9 million). We remain committed to achieving further debt reduction in fiscal 2006 and beyond."

    Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

    Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


                      BUCKEYE TECHNOLOGIES INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (unaudited)
                (In thousands, except per share data)

                                             Three Months Ended
                                      --------------------------------
                                       June 30,   March 31,  June 30,
                                         2005       2005       2004
                                      ---------- ---------- ----------

Net sales                             $ 183,927  $ 180,910  $ 168,042

Cost of goods sold                      154,857    150,700    142,053
                                      ---------- ---------- ----------
Gross margin                             29,070     30,210     25,989

Selling, research and administrative
 expenses                                11,720     11,076     10,438
Amortization of intangibles and other       461        613        552
Impairment of long-lived assets             316          -      1,075
Restructuring costs                       2,404        616      2,073
                                      ---------- ---------- ----------

Operating income (loss)                  14,169     17,905     11,851

Net interest expense and amortization
 of debt costs                          (10,566)   (11,076)   (11,305)
Loss on early extinguishment of debt          -       (242)         -
Gain on sale of assets held for sale          -         30          -
Foreign exchange and other                   88       (971)       284
                                      ---------- ---------- ----------
Income (loss) before income taxes         3,691      5,646        830
Income tax expense (benefit)             (4,973)     1,552       (580)
                                      ---------- ---------- ----------
Income (loss) before cumulative
 effect of change in accounting           8,664      4,094      1,410
Cumulative effect of change in
 accounting (net of tax of $3,359)            -          -          -
                                      ---------- ---------- ----------
  Net income (loss)                   $   8,664  $   4,094  $   1,410
                                      ========== ========== ==========

Earnings (loss) per share before
 cumulative effect of change in
 accounting
  Basic earnings (loss) per share     $    0.23  $    0.11  $    0.04
  Diluted earnings (loss) per share   $    0.23  $    0.11  $    0.04

Cumulative effect of change in
 accounting
  Basic earnings (loss) per share             -          -          -
  Diluted earnings (loss) per share           -          -          -

Earnings (loss) per share
  Basic earnings (loss) per share     $    0.23  $    0.11  $    0.04
  Diluted earnings (loss) per share   $    0.23  $    0.11  $    0.04

Weighted average shares for basic
 earnings per share                      37,586     37,499     37,234

Adjusted weighted average shares for
 diluted earnings per share              37,604     37,723     37,369

                                                       Year Ended
                                                 ---------------------
                                                  June 30,   June 30,
                                                    2005       2004
                                                 ---------- ----------

Net sales                                        $ 712,782  $ 656,913

Cost of goods sold                                 592,726    579,472
                                                 ---------- ----------
Gross margin                                       120,056     77,441

Selling, research and administrative
 expenses                                           43,270     42,423
Amortization of intangibles and other                2,280      2,244
Impairment of long-lived assets                     12,326     45,908
Restructuring costs                                  4,579      5,945
                                                 ---------- ----------

Operating income (loss)                             57,601    (19,079)

Net interest expense and amortization
 of debt costs                                     (44,199)   (46,361)
Loss on early extinguishment of debt                  (242)    (4,940)
Gain on sale of assets held for sale                 7,203          -
Foreign exchange and other                            (649)       273
                                                 ---------- ----------
Income (loss) before income taxes                   19,714    (70,107)
Income tax expense (benefit)                          (372)   (26,197)
                                                 ---------- ----------
Income (loss) before cumulative
 effect of change in accounting                     20,086    (43,910)
Cumulative effect of change in
 accounting (net of tax of $3,359)                       -      5,720
                                                 ---------- ----------
  Net income (loss)                              $  20,086  $ (38,190)
                                                 ========== ==========

Earnings (loss) per share before
 cumulative effect of change in
 accounting
  Basic earnings (loss) per share                $    0.54     ($1.18)
  Diluted earnings (loss) per share              $    0.53     ($1.18)

Cumulative effect of change in
 accounting
  Basic earnings (loss) per share                        -      $0.15
  Diluted earnings (loss) per share                      -      $0.15

Earnings (loss) per share
  Basic earnings (loss) per share                $    0.54     ($1.03)
  Diluted earnings (loss) per share              $    0.53     ($1.03)

Weighted average shares for basic
 earnings per share                                 37,447     37,075

Adjusted weighted average shares for
 diluted earnings per share                         37,598     37,075


                       BUCKEYE TECHNOLOGIES INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (unaudited)

                                                  June 30    June 30
                                                   2005        2004
                                                ----------- ----------
                                                (unaudited)
Assets
Current assets:
  Cash and cash equivalents                     $    9,926  $  27,235
  Accounts receivable, net                         118,215    112,367
  Inventories                                      107,895    107,439
  Deferred income taxes and other                   10,468     14,955
                                                ----------- ----------
    Total current assets                           246,504    261,996

  Property, plant and equipment, net               525,931    537,632
  Goodwill                                         137,964    130,172
  Intellectual property and other, net              37,872     41,023
                                                ----------- ----------
Total assets                                    $  948,271  $ 970,823
                                                =========== ==========


Liabilities and stockholders' equity
Current liabilities:
  Trade accounts payable                        $   37,226  $  27,130
  Accrued expenses                                  48,401     50,085
  Current portion of capital lease obligations         685        632
  Current portion of long-term debt                  1,748     16,972
                                                ----------- ----------
    Total current liabilities                       88,060     94,819

  Long-term debt                                   535,167    587,076
  Deferred income taxes                             32,305     30,288
  Capital lease obligations                          1,382      2,068
  Other liabilities                                 20,879     27,227
  Stockholders' equity                             270,478    229,345
                                                ----------- ----------
Total liabilities and stockholders' equity      $  948,271  $ 970,823
                                                =========== ==========


                       BUCKEYE TECHNOLOGIES INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (unaudited)
                            (In thousands)

                                                       Year Ended
                                                 ---------------------
                                                  June 30,   June 30,
                                                    2005       2004
                                                 ---------- ----------
OPERATING ACTIVITIES
--------------------
Net income (loss)                                $  20,086  $ (38,190)
Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
  Cumulative effect of change in accounting              -     (5,720)
  Impairment of long-lived assets                   12,326     45,908
  Depreciation                                      45,964     45,675
  Amortization                                       3,477      4,227
  Loss on early extinguishment of debt                 242      4,940
  Deferred income taxes                              3,976    (27,340)
  Non-cash tax benefit                              (5,481)         -
  Gain on sale of assets held for sale              (7,203)         -
  Loss on disposal of equipment                      1,935        998
  Provision for bad debts                            1,372      4,010
  Other                                                402       (131)
  Change in operating assets and liabilities
    Accounts receivable                             (5,971)    11,716
    Inventories                                     (1,504)    29,838
    Other assets                                     1,841     (2,301)
    Accounts payable and other liabilities           7,159     (7,974)
                                                 ---------- ----------
Net cash provided by operating activities           78,621     65,656

INVESTING ACTIVITIES
--------------------
  Purchases of property, plant & equipment         (45,329)   (31,871)
  Proceeds from sale of assets                      13,648          -
  Other                                               (567)      (374)
                                                 ---------- ----------
Net cash used in investing activities              (32,248)   (32,245)

FINANCING ACTIVITIES
--------------------
  Net borrowings (payments) under line of credit       400   (224,026)
  Issuance of long-term debt                             -    350,000
  Payments on long term debt and other             (67,758)  (178,333)
  Payments for debt issuance costs                      (5)    (9,070)
  Payments related to early extinguishment of
   debt                                                  -     (2,115)
  Proceeds from termination of swap                      -      4,000
  Net proceeds from sale of equity interests         2,468      2,667
                                                 ---------- ----------
Net cash used in financing activities              (64,895)   (56,877)
                                                 ---------- ----------

Effect of foreign currency rate fluctuations on
 cash                                                1,213        724

Decrease in cash and cash equivalents              (17,309)   (22,742)
                                                 ---------- ----------
Cash and cash equivalents at beginning of period    27,235     49,977
                                                 ---------- ----------
Cash and cash equivalents at end of period       $   9,926  $  27,235
                                                 ========== ==========


                       BUCKEYE TECHNOLOGIES INC.
                      SUPPLEMENTAL FINANCIAL DATA
                              (unaudited)
                            (In thousands)

                                              Three Months Ended
                                      --------------------------------
SEGMENT RESULTS                        June 30,   March 31,  June 30,
                                         2005       2005       2004
                                      ---------- ---------- ----------
Specialty Fibers
    Net sales                         $ 133,344  $ 132,344  $ 118,165
    Operating income (a)                 15,008     15,192     12,714
    Depreciation and amortization (b)     7,144      6,931      7,024
    Capital expenditures                 19,588      9,566      4,457

Nonwoven Materials
    Net sales                         $  55,888  $  56,617  $  55,987
    Operating income (a)                  2,395      3,552      2,595
    Depreciation and amortization (b)     3,866      4,412      3,633
    Capital expenditures                  1,510        943        884

Corporate
    Net sales                         $  (5,305) $  (8,051) $  (6,110)
    Operating income (loss) (a)          (3,234)      (839)    (3,458)
    Depreciation and amortization (b)       752        893        828
    Capital expenditures                  1,217        726         73

Total
    Net sales                         $ 183,927  $ 180,910  $ 168,042
    Operating income (loss) (a)          14,169     17,905     11,851
    Depreciation and amortization (b)    11,762     12,236     11,485
    Capital expenditures                 22,315     11,235      5,414

                                                       Year Ended
                                                 ---------------------
SEGMENT RESULTS                                   June 30,   June 30,
                                                    2005       2004
                                                 ---------- ----------
Specialty Fibers
    Net sales                                    $ 513,588  $ 461,360
    Operating income (a)                            64,148     28,198
    Depreciation and amortization (b)               28,159     27,662
    Capital expenditures                            39,356     28,909

Nonwoven Materials
    Net sales                                    $ 226,492  $ 217,641
    Operating income (a)                            12,963      7,580
    Depreciation and amortization (b)               16,904     17,150
    Capital expenditures                             3,690      2,662

Corporate
    Net sales                                    $ (27,298) $ (22,088)
    Operating income (loss) (a)                    (19,510)   (54,857)
    Depreciation and amortization (b)                3,388      3,321
    Capital expenditures                             2,283        300

Total
    Net sales                                    $ 712,782  $ 656,913
    Operating income (loss) (a)                     57,601    (19,079)
    Depreciation and amortization (b)               48,451     48,133
    Capital expenditures                            45,329     31,871

(a) Asset impairment and restructuring costs are included in operating income for the corporate segment.

(b) Depreciation and amortization includes depreciation, depletion and amortization of intangibles.

                                             Three Months Ended
                                      --------------------------------
ADJUSTED EBITDA                        June 30,   March 31,  June 30,
                                         2005       2005       2004
                                      ---------- ---------- ----------

Income (loss) before cumulative
 effect of change in accounting       $   8,664  $   4,094  $   1,410
Income tax expense (benefit)             (4,973)     1,552       (580)
Net interest expense                     10,187     10,684     10,900
Amortization of debt costs                  379        392        405
Early extinguishment of debt                  -        242          -
Depreciation, depletion and
 amortization                            11,762     12,236     11,485
                                      ---------- ---------- ----------
EBITDA                                   26,019     29,200     23,620

Interest income                             339        241        216
Asset impairments                           316          -      1,075
Loss on disposal of assets (c)              341        198        304
Gain on sale of assets held for sale          -        (30)         -
Restructuring charges (d)                 2,404        616        492
Restatement due to change in
 accounting                                   -         -          -
                                      ---------- ---------- ----------
Adjusted EBITDA                       $  29,419  $  30,225  $  25,707
                                      ========== ========== ==========

                                                       Year Ended
                                                 ---------------------
ADJUSTED EBITDA                                   June 30,   June 30,
                                                    2005       2004
                                                 ---------- ----------

Income (loss) before cumulative
 effect of change in accounting                  $  20,086  $ (43,910)
Income tax expense (benefit)                          (372)   (26,197)
Net interest expense                                42,643     44,401
Amortization of debt costs                           1,556      1,960
Early extinguishment of debt                           242      4,940
Depreciation, depletion and
 amortization                                       48,451     48,133
                                                 ---------- ----------
EBITDA                                             112,606     29,327

Interest income                                        943        923
Asset impairments                                   12,326     45,908
Loss on disposal of assets (c)                       1,000        998
Gain on sale of assets held for sale                (7,203)         -
Restructuring charges (d)                            3,020      4,364
Restatement due to change in
 accounting                                              -      8,525
                                                 ---------- ----------
Adjusted EBITDA                                  $ 122,692  $  90,045
                                                 ========== ==========

We calculate EBITDA as earnings before cumulative effect of change in accounting plus net interest expense, income taxes and depreciation and amortization. Adjusted EBITDA further adjusts EBITDA by adding back the following items: interest income, cumulative effect of changes in accounting, asset impairment charges, restructuring charges and other (gains) losses. You should not consider adjusted EBITDA to be an alternative measure of our net income, as an indicator of operating performance; or our cash flow, as an indicator of liquidity. Adjusted EBITDA corresponds with the definition contained in our US revolving credit facility and it provides useful information concerning our ability to comply with debt covenants. Prior year calculations have been restated to conform with the current credit facility definition. Although we believe adjusted EBITDA enhances your understanding of our financial condition, this measure, when viewed individually, is not a better indicator of any trend as compared to other measures (e.g., net sales, net earnings, net cash flows, etc.).

On June 30, 2005 we had borrowing capacity of $65.6 million on the revolving credit facility. The portion of this amount that we could borrow will depend on our financial results and ability to comply with certain borrowing conditions under the revolving credit facility.

(c) The definition of Adjusted EBITDA limits the add back of losses on disposal of assets to $1.0 million per fiscal year. Since we exceeded the $1.0 million threshold during the three months ended June 30, 2005 our add back was limited to $341 of the $1,276 of losses recorded during the quarter.

(d) The definition of Adjusted EBITDA limits the add back of restructuring charges to costs incurred from October 1, 2002 through June 30, 2004, provided that the aggregate amount does not exceed $6.0 million. Since we exceeded the $6.0 million threshold during the three months ended June 30, 2004 our add back was limited to $492 of the $2,073 of restructuring expense recorded during that quarter. Restructuring charges of $1,559 incurred between July 1, 2004 and December 31, 2004 are not added back to Adjusted EBITDA. We amended our credit facility on March 15, 2005. The amended credit facility provides for adding back restructuring charges subsequent to December 31, 2004 not to exceed $12.0 million.

    CONTACT: Buckeye Technologies Inc., Memphis
             Kris Matula, 901-320-8588
             or
             Chad Foreman, 901-320-8828
             Website: www.bkitech.com